                                 EXHIBIT 10.48

                        CONFIDENTIAL TREATMENT REQUESTED

Confidential portions of this Agreement which have been redacted are marked with
brackets ("[   ]"). The omitted material has been filed separately with the
Securities and Exchange Commission.


                               SOUTH CAROLINA NET

                           CARRIER TERMINATION RATES

                                      for

[SCN LOGO]                            TTE

                      Dedicated Carrier Termination Rates


                            Two Year Term Agreement



SCNet will rate for September 1, 1997 Traffic and new rates will appear on

October 10, 199   provided term agreement is signed with SCNet by TTE no later than August 15, 1997.

Credit will be given based on manual adjustment retro to June 1, 1997.

This offer supersedes all previous offers from SCNet.



Domestic Outbound - 6 Second Minimum/6 Second Increments

                                                RBOC           RBOC
                                             Interstate     Interstate
                             Intrastate        On-Net        Off-Net
 Monthly       Monthly      (SC) Monthly      Monthly        Monthly
 Minutes       Minutes         Rate/           Rate/          Rate/
 Minimum       Maximum         Minute          Minute         Minute
---------     ---------     ------------     ----------     ----------

1,000,001     2,000,000       $ [    ]        $ [    ]       $ [    ]

2,000,001     3,000,000       $ [    ]        $ [    ]       $ [    ]

3,000,001     4,000,000       $ [    ]        $ [    ]       $ [    ]

4,000,001     5,000,000       $ [    ]        $ [    ]       $ [    ]

5,000,001             +       $ [    ]        $ [    ]       $ [    ]

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED

SCNET ON-NET CITIES

          420     Asheville      North Carolina
          422     Charlotte      North Carolina
          424     Greensboro     North Carolina
          426      Raleigh       North Carolina
          428     Wilmington     North Carolina
          430     Greenville     South Carolina
          432      Florence      South Carolina
          434      Columbia      South Carolina
          436     Charleston     South Carolina
          438      Atlanta          Georgia
          440      Savannah         Georgia
          442      Augusta          Georgia
          949    Fayetteville    North Carolina
          951    Rocky Mount     North Carolina


If traffic terminated in Independent LEC territories exceed 20% of total minutes in any month, TTE shall pay a per minute surcharge of $[ ] for terminating traffic to SCNet.

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED

                      DEDICATED CARRIER TERMINATION RATES

                            TWO YEAR TERM AGREEMENT

            Domestic Inbound - 6 Second Minimum/6 Second Increments


                             Intrastate (SC)      Interstate
  Monthly        Monthly        Monthly            Monthly
  Minutes        Minutes         Rate/              Rate/
  Minimum        Maximum         Minute             Minute
  -------        -------     ---------------      ----------
 1,000,001      2,000,000       [    ]              [    ]

 2,000,001      3,000,000       [    ]              [    ]

 3,000,001      4,000,000       [    ]              [    ]

 4,000,001      5,000,000       [    ]              [    ]

 5,000,001          +           [    ]              [    ]


                    [  ] - CONFIDENTIAL TREATMENT REQUESTED


                                SWITCHLESS RATES

                            TWO YEAR TERM AGREEMENT

DOMESTIC OUTBOUND - 6 SECOND MINIMUM/6 SECOND INCREMENTS


                                                            MONTHLY
                                                             RATE
SWITCHLESS SWITCHED                                         MINUTE
-------------------                                         -------
Intrastate(807)                                             $[    ]

Intrastate WAL (807)                                        $[    ]

Interstate (807)                                            $[    ]

Interstate (807)                                            $[    ]


DOMESTIC INBOUND - 6 SECOND MINIMUM/6 SECOND INCREMENTS

SWITCHLESS SWITCHED
-------------------
Intrastate(807)                                             $[    ]

Intrastate WAL (807)                                        $[    ]

Interstate (807)                                            $[    ]

Interstate (807)                                            $[    ]

SWITCHLESS DEDICATED (OUTBOUND AND INBOUND)                 $[    ]



EXTENDED CALL COVERAGE (OFF-SHORE)- 18 SECOND MINIMUM/6 SECOND INCREMENTS ALASKA, HAWAII, PUERTO RICO AND THE US VIRGIN ISLANDS

                                                             MONTHLY
                                                               RATE
                                                              MINUTE
                                                            ---------

Outbound                                                    $[    ]

800 Service                                                 $[    ]

Directory Assistance-USA                                    COST/CALL

Interstate/Call                                             $[    ]


                    [  ] - CONFIDENTIAL TREATMENT REQUESTED

International, Canada and Mexico

CANADIAN OUTBOUND - 30 SECOND MINIMUM/6 SECOND INCREMENTS

                      PEAK        OFF-PEAK
COUNTRY             RATE/MIN      RATE/MIN
-------             --------      --------
Canada 1             $[  ]        $[  ]
Canada 19            $[  ]        $[  ]
Canada 81            $[  ]        $[  ]
Canada 141           $[  ]        $[  ]
Canada 221           $[  ]        $[  ]
Canada 346           $[  ]        $[  ]
Canada 631           $[  ]        $[  ]
Canada 1201          $[  ]        $[  ]
Canada 1610          $[  ]        $[  ]

CANADIAN 800                COST/MIN
All Bands                     $[  ]

MEXICO-60 SECOND MINIMUM/60 SECOND INCREMENTS

                      PEAK        OFF-PEAK
COUNTRY             RATE/MIN      RATE/MIN
-------             --------      --------
Mexico 1             $[  ]        $[  ]
Mexico 2             $[  ]        $[  ]
Mexico 3             $[  ]        $[  ]
Mexico 4             $[  ]        $[  ]
Mexico 5             $[  ]        $[  ]
Mexico 6             $[  ]        $[  ]
Mexico 7             $[  ]        $[  ]
Mexico 8             $[  ]        $[  ]

INTERNATIONAL (OFF-SHORE)- 30 SECOND MINIMUM/6 SECOND INCREMENTS

COUNTRY             CODE          RATE/MIN
-------             ----          --------
ALBANIA              355           [    ]
AMERICAN SOMOA       684           [    ]
ANDORRA               33           [    ]
ANGOLA               244           [    ]
ANGUILLA             809           [    ]

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED

COUNTRY                            CODE                RATE/MIN
-------                            ----                --------
ANARTICA/Casey                     672                 $[    ]
ANTARTICA/SCT                      672                 $[    ]
ANTIGUA                            809                 $[    ]
ARGENTINA                           54                 $[    ]
ARMENIA                            374                 $[    ]
ARUBA                              297                 $[    ]
ASCENSION ISLE                     247                 $[    ]
AUSTRALIA                           61                 $[    ]
AUSTRIA                             43                 $[    ]
AZERBAIJAN                         994                 $[    ]
BAHAMAS                            809                 $[    ]
BAHRAIN                            973                 $[    ]
BANGLADESH                         880                 $[    ]
BARBADOS                           809                 $[    ]
BELARUS                            375                 $[    ]
BELGIUM                             32                 $[    ]
BELIZE                             501                 $[    ]
BENIN                              229                 $[    ]
BERMUDA                            809                 $[    ]
BHUTAN                             975                 $[    ]
BOLIVIA                            591                 $[    ]
BOSNIA-HERZ                        387                 $[    ]
BOTSWANA                           267                 $[    ]
BRAZIL                              55                 $[    ]
BRIT.V.I.                          809                 $[    ]
BRUNEI                             673                 $[    ]
BULGARIA                           359                 $[    ]
BURUNDI                            257                 $[    ]
CAMBODIA                           855                 $[    ]
CAMEROON                           237                 $[    ]
CAPE VERDE ISL                     238                 $[    ]
CAYMAN ISLE                        809                 $[    ]
CEN. AFR REP                       236                 $[    ]
CHAD                               235                 $[    ]
CHILE                               56                 $[    ]
CHINA                               86                 $[    ]
CHRISTMAS                          672                 $[    ]
COCO                               672                 $[    ]
COLOMBIA                            57                 $[    ]
CONGO                              242                 $[    ]
COOK ISLE                          682                 $[    ]
COSTA RICA                         506                 $[    ]
CROATIA                            385                 $[    ]
CYPRUS                             357                 $[    ]
CZECH REP                           42                 $[    ]
DENMARK                             45                 $[    ]


                    [   ] - CONFIDENTIAL TREATMENT REQUESTED



COUNTRY                            CODE                RATE/MIN
-------                            ----                --------
DIEGO GARCIA                       246                 $[   ]
DJIBOUTI                           253                 $[   ]
DOMINICA                           809                 $[   ]
DOMINICAN REP                      809                 $[   ]
ECUADOR                            593                 $[   ]
EGYPT                               20                 $[   ]
EL SALVADOR                        503                 $[   ]
EQUI GUINEA                        240                 $[   ]
ERITREA                            291                 $[   ]
ESTONIA                            372                 $[   ]
ETHIOPIA                           251                 $[   ]
FAEROE ISL                         298                 $[   ]
FALKLAND ISL                       500                 $[   ]
FIJI ISLES                         679                 $[   ]
FINLAND                            358                 $[   ]
FR ANTILLES                        596                 $[   ]
FR GUIANA                          594                 $[   ]
FR POLYNISIA                       689                 $[   ]
FRANCE                              33                 $[   ]
GABON                              241                 $[   ]
GAMBIA                             220                 $[   ]
GEORGIA                            995                 $[   ]
GERMANY                             49                 $[   ]
GHANA                              233                 $[   ]
GIBRALTAR                          350                 $[   ]
GREECE                              30                 $[   ]
GREENLAND                          299                 $[   ]
GRENADA                            809                 $[   ]
GUADELOUPE                         590                 $[   ]
GUAM                               671                 $[   ]
GUANTANAMO BAY                     539                 $[   ]
GUATEMALA                          502                 $[   ]
GUINEA                             224                 $[   ]
GUINEA BISSAU                      245                 $[   ]
GUYANA                             592                 $[   ]
HAITI                              509                 $[   ]
HONDURAS                           504                 $[   ]
HONG KONG                          852                 $[   ]
HUNGARY                             36                 $[   ]
ICELAND                            354                 $[   ]
INDIA                               91                 $[   ]
INDONESIA                           62                 $[   ]
IRAN                                98                 $[   ]
IRAQ                               964                 $[   ]
IRELAND                            353                 $[   ]
ISRAEL                             972                 $[   ]


              [   ] - CONFIDENTIAL TREATMENT REQUESTED



COUNTRY            CODE    RATE/MIN
-------------      ----    --------
ITALY                39     $[   ]
IVORY COAST         225     $[   ]
JAMAICA             809     $[   ]
JAPAN                81     $[   ]
JORDAN              962     $[   ]
KAZAKHSTAN          732     $[   ]
KENYA               254     $[   ]
KIRIBATI            686     $[   ]
KOREA                82     $[   ]
KUWAIT              965     $[   ]
LAOS                856     $[   ]
LATVIA              371     $[   ]
LEBANON             961     $[   ]
LESOTHO             266     $[   ]
LIBERIA             231     $[   ]
LIBYA               218     $[   ]
LITHUANIA           370     $[   ]
LUXEMBOURG          352     $[   ]
MACAO               853     $[   ]
MACEDONIA           389     $[   ]
MADAGASCAR          261     $[   ]
MALAWI              265     $[   ]
MALAYSIA             60     $[   ]
MALDIVES            960     $[   ]
MALI REP            223     $[   ]
MARSHALL ISLE       692     $[   ]
MAURITANIA          222     $[   ]
MAURITIUS           230     $[   ]
MAYOTTE ISLE        269     $[   ]
MICRONESIA          691     $[   ]
MOLDOVA             373     $[   ]
MONACO               33     $[   ]
MONGOLIA            976     $[   ]
MONTSERRAT          809     $[   ]
MOROCCO             212     $[   ]
MOZAMBIQUE          258     $[   ]
MYANMAR              95     $[   ]
NAMBIA              264     $[   ]
NAURU               674     $[   ]
NEPAL               977     $[   ]
NETH ANTILLES       599     $[   ]
NETHERLANDS          31     $[   ]
NEVIS               809     $[   ]
NEW CALEDONIA       687     $[   ]
NEW ZEALAND          64     $[   ]
NICARAGUA           505     $[   ]

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED



COUNTRY                  CODE    RATE/MIN
---------------------    ----    --------
NIGER                    227     $[   ]
NIGERIA                  234     $[   ]
NORWAY                    47     $[   ]
OMAN                     968     $[   ]
PAKISTAN                  92     $[   ]
PALAU                    680     $[   ]
PANAMA                   507     $[   ]
PAPUA N. GUINEA          675     $[   ]
PARAGUAY                 595     $[   ]
PERU                      51     $[   ]
PHILIPPINES               63     $[   ]
POLAND                    48     $[   ]
PORTUGAL                 351     $[   ]
QATAR                    974     $[   ]
REUNION ISLE             262     $[   ]
ROMANIA                   40     $[   ]
RUSSIA                     7     $[   ]
RWANDA                   250     $[   ]
SAIPAN                   670     $[   ]
SAN MARINO                39     $[   ]
SAO TOME                 239     $[   ]
SAUDI ARABIA             966     $[   ]
SENEGAL                  221     $[   ]
SEYCHELLES ISLE          248     $[   ]
SIERRA LEONE             232     $[   ]
SINGAPORE                 65     $[   ]
SLOVAKIA                  42     $[   ]
SLOVENIA                 386     $[   ]
SOLOMON ISLE             677     $[   ]
SOUTH AFRICA              27     $[   ]
SPAIN                     34     $[   ]
SRI LANKA                 94     $[   ]
ST HELENA                290     $[   ]
ST KITTS                 809     $[   ]
ST LUCIA                 809     $[   ]
ST PIERRE                508     $[   ]
ST VINCENT               809     $[   ]
SUDAN                    249     $[   ]
SURINAME                 597     $[   ]
SWAZILAND                268     $[   ]
SWEDEN                    46     $[   ]
SWITZERLAND               41     $[   ]
SYRIA                    963     $[   ]
TADJIKISTAN                7     $[   ]
TAIWAN                   886     $[   ]
TANZANIA                 255     $[   ]

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED



Country                          Code           Rate/Min
-------                          ----           --------
THAILAND                          66            $[  ]
TOGO                             228            $[  ]
TONGA                            676            $[  ]
TRINIDAD                         809            $[  ]
TUNISIA                          216            $[  ]
TURKEY                            90            $[  ]
TURKMENISTAN                       7            $[  ]
TURKS/CAICOS                     809            $[  ]
TUVALU                           688            $[  ]
UAE                              971            $[  ]
UGANDA                           256            $[  ]
UKRAINE                          285            $[  ]
UNITED KINGDOM                    44            $[  ]
URUGUAY                          598            $[  ]
UZBEKISTAN                         7            $[  ]
VANUATU                          678            $[  ]
VATICAN CITY                      39            $[  ]
VENEZUELA                         58            $[  ]
VIETNAM                           84            $[  ]
WALLIS/FUT                       681            $[  ]
WEST SOMOA                       685            $[  ]
YEMEN                            967            $[  ]
ZAIRE                            243            $[  ]
ZAMBIA                           260            $[  ]
ZIMBABWE                         263            $[  ]